Subsequent events	6 Months Ended
Jun. 30, 2023
Events After Reporting Period [Abstract]
Subsequent events
Note 14 - Subsequent events
Management has evaluated events subsequent to June 30, 2023 and through August 31, 2023, the date these Unaudited Condensed Consolidated Financial Statements were authorized for issuance by the Board of Directors. The following events which occurred subsequent to June 30, 2023 merited disclosure in these Unaudited Condensed Consolidated Financial Statements. Management determined that no adjustments were required to the figures presented as a result of these events.
On July 7, 2023, the Group drew down the remaining $50,000 of the $800,000 aggregate principal amount under its 18-month credit facility with Volvo Cars that was secured on November 3, 2022. Refer to Note 11 - Related party transactions for further details on the facility with Volvo Cars.
On August 1, 2023, the Group completed the sale of the Chengdu manufacturing plant held by its subsidiary, Polestar New Energy Vehicle Co. Ltd., to Zhejiang Geely Property Investment Holding Co. Ltd. The total consideration received from the sale of the plant was $71,043.
On August 24, 2023, the Group entered into a 12-month working capital loan for $320,000 with a bank in China. This loans carries interest at the 12-month Secured Overnight Financing Rate plus 0.9% and is secured by Geely. This loan benefits from letters of comfort from Volvo Cars and Geely.
On August 24, 2023, the Group entered into an unsecured 12-month working capital loan for $82,000 with a bank in China. This loans carries interest at the 12-month Secured Overnight Financing Rate plus 1.1%. This loan benefits from letters of comfort from Volvo Cars and Geely.
On August 30, 2023, the Group entered into an unsecured 12-month working capital loan for $402,000 with a bank in China. This loans carries interest at the 3-month Secured Overnight Financing Rate plus 2.3%. This loan benefits from letters of comfort from Volvo Cars and Geely.